SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                SEPTEMBER 6, 2007



                            WORLDWATER & POWER CORP.
                            ------------------------

               (Exact Name of Registrant as specified in charter)

          Delaware                   0-16936                   33-123045
      ---------------------------------------------------------------------
 (State or other jurisdiction      (Commission              (IRS Employer
       of incorporation)             File Number)         Identification No.)


  Pennington Business Park, 55 Route 31 South, Pennington, New Jersey    08534
  ----------------------------------------------------------------------------
       (Address of principal executive offices)                     (Zip Code)



      Registrant's telephone number, including area code:   609-818-0700



                                 Not applicable
            _________________________________________________________
         (Former name or former address, if changed since last report.)

ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
            CHANGE IN FISCAL YEAR.

Effective September 7, 2007, WorldWater & Power Corp. ("WORLDWATER") changed its corporate name to WorldWater & Solar Technologies Corp. The name change was accomplished by the merger of WorldWater with its wholly owned subsidiary, WorldWater & Solar Technologies Corp. A copy of the Certificate of Ownership filed with the State of Delaware is furnished as Exhibit 3(i).1 to this report.

At a meeting of the Board of Directors of WorldWater held on September 7, 2007, the Board approved a change in the Bylaws of the corporation to increase the number of directors from seven to nine. The text of the change in the Bylaws is furnished as Exhibit 3(ii).1 to this report.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

3(i).1     Certificate of Ownership

3(ii).1    Text of change in Bylaws.


   _______________________________________________________________________

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


WORLDWATER & SOLAR TECHNOLOGIES CORP.


By:  /s/ Quentin T. Kelly
------------------------------------
Quentin T. Kelly Chairman and CEO



Date:  September 12, 2007



EXHIBIT INDEX

3(i).1     Certificate of Ownership.

3(ii).1    Text of change in Bylaws

                                                                EXHIBIT 3(i).1



                                STATE OF DELAWARE
                            CERTIFICATE OF OWNERSHIP
                                                          Subsidiary into Parent
                                                                  -- Section 253

                            CERTIFICATE OF OWNERSHIP
                                     MERGING

                      WORLDWATER & SOLAR TECHNOLOGIES CORP.
                                      INTO
                            WORLDWATER & POWER CORP.


Pursuant to Section 253 of the General Corporation Law of Delaware

     WORLDWATER & POWER CORP., a corporation incorporated on the 30th day of March, 2001, pursuant to the provisions of the General Corporation Law of the State of Delaware;

     DOES HEREBY CERTIFY that this corporation owns 100% of the capital stock of WORLDWATER & SOLAR TECHNOLOGIES CORP., a corporation incorporated on the 3rd day of May, 2007 A.D., pursuant to the provisions of the General Corporation Law of the State of Delaware, and that this corporation, by a resolution of its Board of Directors duly adopted via unanimous written consent in lieu of a meeting dated the 24th day of August, 2007 A.D., determined to and did merge into itself said WorldWater & Solar Technologies Corp., which resolution is in the following words to wit:

     WHEREAS this corporation lawfully owns 100% of the outstanding stock of WorldWater & Solar Technologies Corp., a corporation organized and existing under the laws of Delaware, and

     WHEREAS this corporation desires to merge into itself the said WorldWater & Solar Technologies Corp., and to be possessed of all the estate, property, rights, privileges and franchises of said corporation,

     NOW, THEREFORE, BE IT RESOLVED, that this corporation merge into itself said WorldWater & Solar Technologies Corp. and assumes all of its liabilities and obligations, and

     FURTHER RESOLVED, that either Quentin T. Kelly, as Chief Executive Officer of this corporation or Frank W. Smith, as Chief Operating Officer of this corporation be, and hereby are authorized, empowered and directed to make and execute a certificate of ownership setting forth a copy of this resolution to merge said WorldWater & Solar Technologies Corp. and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the office of the Secretary of State of Delaware, and a certified copy thereof in the office of the Recorder of Deeds of Sussex County; and

     FURTHER RESOLVED, that WorldWater & Power Corp. relinquishes its corporate name and assumes in place thereof the name, WorldWater & Solar Technologies Corp.; and

     FURTHER RESOLVED, that the officers of this corporation be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware; which may be in any way necessary or proper to effect said merger.

IN WITNESS WHEREOF, said parent corporation has caused its corporate seal to be affixed and this certificate to be signed by an authorized officer this 24th day of August, 2007 A.D.

                                     WORLDWATER & SOLAR TECHNOLOGIES CORP.


                                     By:   /s/ Frank W. Smith
                                          -------------------------------
                                          Name:   Frank W. Smith
                                          Title:  Chief Operating Officer

                                                              EXHIBIT 3(ii).1


Text of change in Bylaws
------------------------

Article III Section 1 of the Bylaws of WorldWater shall be amended to read in full as follows:

"The business of this corporation shall be managed by a board of not less than four (4) nor more than nine (9) directors or trustees, all of whom shall be at least 18 years of age. Unless otherwise provided in the certificate or articles of incorporation, or an amendment thereof, it shall not be necessary for directors to be stockholders."